SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)  June  5 , 2009

OMNI BIO PHARMACEUTICAL, INC.
Exact name of Registrant as Specified in its Charter

ACROSS AMERICA FINANCIAL SERVICES, INC.
Former Name of Company

Colorado	000-52530	20-8097969
State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number

5350 South Roslyn, Suite 400, Greenwood Village, CO  80111
Address of Principal Executive Offices, Including Zip Code

(303) 867-3415
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Omni Bio Pharmaceutical, Inc., and our wholly-owned subsidiary, Omni Bio Operating, Inc.

Item 4.01  Changes in Registrant's Certifying Accountant.

On June 3, 2009, our Board of Directors voted to change our Certifying Accountants from Cordovano and Honeck LLP to Hein & Associates LLP.  The firm of Cordovano and Honeck LLP was dismissed as of June 3, 2009. As of that date, Hein & Associates LLP formally accepted us as a client for our March 31, 2009 transitional fiscal year end audit. Cordovano and Honeck LLP has rendered opinions on our audits for the past two years. The change in Certifying Accountants was a decision of our Board of Directors.

There were no disagreements between us and Cordovano and Honeck LLP within the last two years and through June 3, 2009, with respect to our accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the former Certifying Accountant's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, with the exception as to an expressed uncertainty regarding our possible continuation as a going concern, the reports of Cordovano and Honeck LLP for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. We have authorized Cordovano and Honeck LLP to respond fully to inquiries of Hein & Associates LLP concerning our financial statements.

During our two most recent fiscal years and through June 2, 2009, Hein & Associates LLP has not been engaged as either the principal accountant to audit our financial statements, nor as an independent accountant to audit any significant subsidiary and has not been consulted regarding:

(i)
the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written reports were provided to us or oral advice was provided that Hein & Associates LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; nor

(ii)
any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(iv))

We have requested that Hein & Associates LLP review the disclosure require by Item 304(a) before it was filed with the Commission and provided Hein & Associates LLP the opportunity to furnish us with a letter addressed to the Commission containing any new information, clarification of our expression of views or the respects in which it does not agree with the statements made by us in response to Item 304(a). Hein & Associates LLP has informed us that they have nothing to add to the disclosures included herein with respect to them.

Item 9.01 Financial Statements and Exhibits

EXHIBIT 16.1

Cordovano and Honeck LLP

Certified Public Accountants 88 Inverness Circle East Building M-103 Englewood, Colorado 80112 (303) 329-0220 Phone (303) 316-7493 Fax

June 4, 2009

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re:	Omni Bio Pharmaceutical, Inc. Formerly known as Across America Financial Services, Inc. EIN: 20-8097969

Commissioners:

We were previously the principal accountants for Omni Bio Pharmaceutical, Inc., formerly known as Across America Financial Services, Inc. and we reported on the financial statements as of December 31, 2008 and 2007, and for the years ended December 31, 2008 and 2007.  We have not provided any audit services to Omni Bio Pharmaceutical, Inc., formerly known as Across America Financial Services, Inc.  since the audit of the December 31, 2008 financial statements.  On June 3, 2009, we were dismissed as the principal accountants.

We have read the Company's statements included under Item 4.01 of its Form 8-K.  We agree with the statements concerning our Firm in Item 4.01 of the Form 8-K.  We have no basis on which to agree or disagree with other statements made in the Form 8-K.

Very truly yours,

/s/ Cordovano and Honeck LLP
Cordovano and Honeck LLP
Englewood, Colorado

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on June 5, 2009.

OMNI BIO PHARMACEUTICAL, INC.
a Colorado corporation

By:	/s/ Vicki D.E. Barone
Vicki D.E. Barone
Chair of the Board